Exhibit 32


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly report on Form 10-QSB of Globus International Resources Corp(the Company) for the six months ended March 31, 2004(the Report), the undersigned each hereby certifies that(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;and (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 13, 2004                             /s/ YURY GREENE
                                                --------------------------------
                                                Yury Greene
                                                Chief Executive Officer


Dated: May 13, 2004                             /s/ HERMAN ROTH
                                                --------------------------------
                                                Herman Roth
                                                Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company, and forwarded to the Securities and Exchange Commission or its staff upon request.

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